VANGUARD
MONEY MARKET
FUNDS

VANGUARD PRIME MONEY MARKET FUND
VANGUARD FEDERAL MONEY MARKET FUND
VANGUARD TREASURY MONEY MARKET FUND

[PHOTO]

Annual Report
November 30, 1999

[THE VANGUARD GROUP LOGO]

[PHOTO]
John C. Bogle

FELLOW SHAREHOLDERS:

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

       Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought-- has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

       While Emerson believed that "an institution is the lengthened shadow of one man" Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

       While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

       But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

       You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

                                                               /s/ JCB
CONTENTS

REPORT FROM THE CHAIRMAN.........................1

THE MARKETS IN PERSPECTIVE.......................4

REPORT FROM THE ADVISER..........................6

PERFORMANCE SUMMARIES............................8

FUND PROFILES...................................12

FINANCIAL STATEMENTS............................14

REPORT OF INDEPENDENT ACCOUNTANTS...............32

[PHOTO]
John J. Brennan

REPORT FROM THE CHAIRMAN

Short-term interest rates rose during the 12 months ended November 30, 1999, the fiscal year for the Vanguard Money Market Funds. The Prime Money Market Fund earned a total return of 5.0% during the period. After factoring in the 2.6% rise in consumer prices for the 12-month period, the fund's real, or inflation-adjusted, total return was a solid 2.4%.

------------------------------------------------------------------
                                        TOTAL RETURNS
                              FISCAL YEAR ENDED NOVEMBER 30, 1999
                            --------------------------------------
                                            AVERAGE
                               VANGUARD    COMPETING    VANGUARD
MONEY MARKET FUND                FUND        FUND*      ADVANTAGE
------------------------------------------------------------------
Prime                            5.0%        4.4%        +0.6%
  (SEC 7-Day Annualized
  Yield: 5.36%)

Federal                          4.9         4.4         +0.5
  (SEC 7-Day Annualized
  Yield: 5.21%)

Treasury                         4.5         4.2         +0.3
  (SEC 7-Day Annualized
  Yield: 4.77%)
------------------------------------------------------------------
Prime Institutional Shares**     5.1%        4.9%        +0.2%
  (SEC 7-Day Annualized
  Yield: 5.54%)
------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.
**Minimum initial investment is $10 million.


       The table at right presents the total returns of our funds and their peers for the past 12 months. We also present our annualized yields as of November 30. During the fiscal year, each fund provided what we call "the Vanguard advantage," an edge over its average competitor that results principally from our much lower operating costs. Our funds' costs were lower than those of their average peers by roughly 0.5 percentage point for the Prime Money Market Fund, 0.3 percentage point for the Federal Money Market Fund, 0.4 percentage point for the Treasury Money Market Fund, and 0.3 percentage point for the Prime Institutional Shares. The share price of each fund remained at $1 throughout the period, as is expected but not guaranteed.

FINANCIAL MARKETS IN REVIEW

The 12-month period ended November 30 featured plenty of positive economic news, as well as plenty of concern over how much longer the good times can roll before inflation begins to accelerate. The U.S. economy's expansion continued to display remarkable staying power; inflation-adjusted economic output rose 4.3% from the third quarter of 1998 to the third quarter of 1999, and the nation's unemployment rate was at its lowest point in three decades. Overseas economies also picked up steam. Despite heightened business activity and a significant rise in energy prices, inflation was moderate.

       Of course, financial markets seek to look ahead, not behind. And a belief that higher inflation could not be far off was reflected in a steady rise in interest rates during the fiscal year. The yield of the 30-year U.S. Treasury bond increased 123 basis points to end the fiscal year at 6.29%. The Federal Reserve Board aided the uptrend by raising its target for short-term interest rates three times by a total of 75 basis points (0.75 percentage point) in an attempt to slow the economy. The yields on 3-month Treasury bills and commercial paper climbed by about the same amount.

       Amid rising interest rates--which force bond prices lower--the bond market suffered its worst year since 1994. Price declines were most severe among bonds with long-term maturities. The price of long-term Treasury bonds, for instance, fell by more than -13%. The acute sensitivity of long-term bonds to interest-rate shifts reflects the fact that investors in such securities receive their cash flow over many years. The "present value" of far-off dividend or principal payments declines as interest rates rise. This phenomenon was strikingly displayed during the fiscal year: The Lehman Brothers Aggregate Bond Index, a benchmark of the overall market for taxable investment-grade bonds, had a total return of zero, with its interest income of 6.2% entirely offset by a price decline of -6.2%.

       Despite rising rates, stock market averages managed an impressive advance, albeit an uneven one. The entire U.S. stock market, as represented by the Wilshire 5000 Total Market Index, rose 22.4%, but a large portion of the gain was concentrated in relatively few stocks. Technology was the best-performing sector. The tech stocks in the S&P 500 Index leapt 66%, boosting the unmanaged index to its fifth straight fiscal year of double-digit returns (20.9%). Small- and mid-cap stocks, as measured by the Wilshire 4500 Completion Index, did even better over the period, gaining 29.0%.

FISCAL 1999 PERFORMANCE OVERVIEW

Money market interest rates rose during the fiscal year, though not as much as long-term rates. On balance, the yield of the 3-month U.S. Treasury bill--a good proxy for money market rates--climbed 82 basis points during the period, ending at 5.30% on November 30. Yields on 3-month Treasuries fluctuated between a low of 4.27% on April 13 and a high of 5.33% on November 29. As this 1.06-percentage-point spread indicates, interest rates were quite volatile during fiscal 1999.

       For investors in a money market fund, the level of income received depends primarily on two factors: market interest rates and the cost of investing in the fund. As noted, market interest rates moved higher during the fiscal year. Naturally, the yields of our funds followed suit with a slight lag, as the funds used proceeds from maturing securities to invest in new ones offering higher rates. On balance, as the accompanying table shows, the yields of the funds climbed by 30 to 38 basis points between November 30, 1998, and November 30, 1999.

       All of our funds outperformed their average peers, by margins that ranged from 0.2 to 0.6 percentage point. The chief reason, as always, was cost. The Prime, Federal, and Treasury Money Market Funds once again operated at expense ratios (expenses as a percentage of average net assets) of just 0.33%, or $3.30 per $1,000 invested. That was nearly half a percentage point less than the 0.82% expense ratio of the average money market fund. The average institutional money market fund charged 0.40% in expenses, nearly three times the 0.15% expense ratio of our Prime Institutional Shares. It is difficult to overstate the importance of such cost differentials. With virtually all money market funds investing in the same short-term securities, those funds with the lowest costs almost certainly will deliver higher returns to their shareholders.

-------------------------------------------------------------------------
                                              ANNUALIZED 7-DAY YIELD
                                                  ON NOVEMBER 30,
                                           ------------------------------
MONEY MARKET FUND                           1999                 1998
-------------------------------------------------------------------------
Prime                                       5.36%                 4.98%
Federal                                     5.21                  4.91
Treasury                                    4.77                  4.47
-------------------------------------------------------------------------
Prime Institutional Shares                  5.54%                 5.16%
-------------------------------------------------------------------------

LONG-TERM PERFORMANCE OVERVIEW

If costs matter a great deal in the short run, they are paramount over long periods. I am happy to report that each of our funds outperformed its average peer over the ten-year period ended November 30. The margins of our superiority--ranging from 0.2 percentage point for the Treasury Money Market Fund to 0.5 percentage point for the Federal

Money Market Fund--reflect the head start afforded by our low operating costs. In addition, we benefit from the expertise of Vanguard's Fixed Income Group, which oversees each of the funds and preserves the stability of your principal investment through careful credit analysis and sound management.

--------------------------------------------------------------------------------
                                              TOTAL RETURNS
                                     TEN YEARS ENDED NOVEMBER 30, 1999
                           -----------------------------------------------------
                                                            FINAL VALUE OF
                                    AVERAGE                    A $10,000
                                 ANNUAL RETURN            INITIAL INVESTMENT
                           -----------------------------------------------------
                                          AVERAGE                    AVERAGE
                            VANGUARD     COMPETING      VANGUARD    COMPETING
MONEY MARKET FUND             FUND         FUND           FUND        FUND
--------------------------------------------------------------------------------
Prime                         5.2%         4.8%         $16,658      $15,911
Federal                       5.2          4.7           16,526       15,827
Treasury*                     4.9          4.7           16,184       15,780
--------------------------------------------------------------------------------
Prime
  Institutional Shares**      5.4%         5.1%      $16,926,607  $16,498,837
--------------------------------------------------------------------------------

 *Before December 2, 1996, known as the U.S. Treasury Portfolio.
**For Prime Institutional Shares, final value of a $10 million initial investment.

       The adjacent table shows the average annual return for each Vanguard fund and its average competitor over the past decade. It also shows the value, as of November 30, of hypothetical $10,000 initial investments ($10 million, in the case of Prime Institutional Shares) made in each fund ten years ago. As shown, time compounds the value of "the Vanguard advantage." Specifically, investors in our funds earned an extra $400-$700 for each $10,000 invested (an extra $428,000 for owners of Prime Institutional Shares). We are committed to maintaining the lowest reasonable costs for all of the Vanguard funds. Further, we expect our unique operating structure--under which the Vanguard funds own The Vanguard Group, and our funds are operated at cost--to continue to provide exceptional value for our clients. Of course, market interest rates constantly ebb and flow, so no one can know what future yields and returns will be provided by money market instruments.

IN SUMMARY

Money market funds offer several compelling advantages--safety, liquidity, and current income--for short-term savers and long-term investors alike. Whether you wish to preserve capital for a specific financial goal or to balance the risks of stock funds and bond funds in a long-term portfolio, you are well-served by a low-cost money market fund. I assure you that we will continue to manage your investment with care and thrift. Thank you for your trust.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer                          December 15, 1999

A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1999

Strong economic expansion sent global stock markets charging higher but dealt a blow to bond prices during the fiscal year ended November 30, 1999. The powerhouse U.S. economy led the global growth parade, joined by Asian, European, and Latin American economies that had slumped or stagnated in 1998.

       Interest rates rose sharply as investors and monetary policymakers grew increasingly worried that such strong economic growth would cause inflation to surge. Although the rise in rates caused bond prices to fall, it only tempered the stock market's advance.

U.S. STOCK MARKETS

Against the backdrop of a booming economy, U.S. companies reported solid increases in earnings during the fiscal year. The nation's economic output increased at an inflation-adjusted rate of 4.3%--a very rapid pace for such a large, mature economy. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent freely, encouraged by rising wealth from a long bull market, a hot job market, and climbing incomes.

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL RETURNS
                                               PERIODS ENDED NOVEMBER 30, 1999
                                             -----------------------------------
                                              1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                               20.9%        24.3%        27.5%
   Russell 2000 Index                          15.7         10.1         14.8
   Wilshire 5000 Index                         22.4         22.6         25.6
   MSCI EAFE Index                             21.4         12.3         11.4
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                  0.0%         5.6%         8.0%
   Lehman 10 Year Municipal Bond Index         -0.4          4.8          7.6
   Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                   4.7          5.0          5.2
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         2.6%         2.0%         2.4%
--------------------------------------------------------------------------------

       The stock market, as measured by the Wilshire 5000 Index, gained 22.4% overall. For a change, mid-capitalization and small-cap stocks outpaced their large-cap brethren. The large-cap S&P 500 Index, which accounts for more than 75% of the U.S. stock market's total value, gained 20.9% during the year; the rest of the market (as measured by the Wilshire 4500 Index) gained 29.0%.

       Increasingly optimistic expectations for future corporate earnings more than offset the negative effects of rising interest rates during fiscal 1999. Higher rates often hurt stock prices because many investors use current rates to discount the value of a stock's projected earnings and dividends. The higher the interest rate, the more future earnings are discounted, and the less investors will pay for the stock now.

       Because of a remarkable surge in prices for technology stocks, growth stocks again outperformed value stocks during the past year. Within the S&P 500 Index, growth stocks--characterized by high prices in relation to earnings, book value, and dividends--recorded a 28.5% return, 16 percentage points above the 12.5% return for value stocks. The disparity was even greater in the small-cap segment of the market; growth stocks within the small-cap Russell 2000 Index gained 32.7%, while value stocks posted a -1.4% return.

       Technology stocks within the S&P 500 Index gained 66%. QUALCOMM posted an eye-popping 1,200% return, and a number of computer-related stocks doubled or tripled in price, including Sun Microsystems (+257%), Apple Computer (+206%), Oracle (+197%), Gateway (+172%), Texas Instruments (+152%), and Cisco Systems (+136%).

       Big gains for wireless telecommunications and cable-TV stocks powered the utilities category to an overall gain of nearly 28%. The producer-durables group, which includes some technology-related manufacturers as well as aircraft and equipment makers, gained 27%. Oil exploration and service firms in the "other energy" category posted a 26% return, assisted by a jump in prices for oil and natural gas.

       The year's worst-performing sector was consumer staples (down nearly -12%). This group suffered as severe price competition and a stronger dollar in Europe crimped profits for many food and beverage makers, and the specter of litigation costs caused tobacco stocks to slump. The auto & transportation group declined -2% overall, with airline stocks hurt by rising prices for jet fuel.

U.S. BOND MARKETS

Stock investors may cheer a fast-growing economy, but rapid growth tends to worry bond investors. Early in the fiscal year, inflation seemed dormant--plunging oil prices had taken commodity price indexes to the lowest point in a quarter-century. But as the world economy began hitting on all cylinders, the bond market feared that a minuscule U.S. unemployment rate, rising commodity prices, and capacity constraints would cause inflation to accelerate. Although oil prices were up nearly 150% during the fiscal year, the overall price level, as measured by the Consumer Price Index, increased by a moderate 2.6%.

       The Federal Reserve Board, anticipating price pressures, abandoned its bias toward easier monetary policy, and by mid-year was boosting interest rates to try to throttle back the economic engines. The bond market was ahead of the Fed--interest rates began rising sharply in February. By fiscal year-end, the yield of 30-year U.S. Treasury bonds had risen 1.23 percentage points (123 basis points) to 6.29%. The 10-year Treasury note's yield rose 148 basis points, from 4.71% to 6.19%. The rise in short-term rates was more restrained; 3-month Treasury bill yields were up 82 basis points to 5.30% at fiscal year-end.

       Bond prices fall when interest rates rise, and long-term bond prices are most sensitive to changing rates. Long-term Treasury bond prices fell by more than -13%, resulting in total returns of -8%. The Lehman Aggregate Bond Index, a measure of the overall taxable bond market, which has an intermediate-term structure on average, broke even on the year, as interest income of 6.2% was offset by price declines. The damage to municipal bond prices was not as severe as for Treasuries, and the intermediate-term Lehman 7 Year Municipal Bond Index recorded a price decline of -3.7% and a total return of 0.5%.

INTERNATIONAL STOCK MARKETS

International markets had a strong year, with European stocks gaining 21.9% in local-currency terms and Pacific-region stocks advancing 30.2%. However, currency effects significantly altered the returns to U.S.-based investors. The U.S. dollar rose in value against most European currencies but fell sharply against the Japanese yen. As a result, returns from Europe plunged to 9.8% in dollar terms while returns from the Pacific soared to 51.0%.

       Overall, U.S. investors earned 21.4% in the major developed international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from renewed optimism that economic growth would continue to accelerate. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest stock gains.

       Emerging markets, as measured by the Select Emerging Markets Free Index, gained 37.1% in U.S.-dollar terms, as investors regained an appetite for the considerable risks of smaller markets.

REPORT FROM THE ADVISER

The fiscal year ended November 30, 1999, could best be characterized as a return to normalcy after a detour onto 1998's bumpy road of global market turmoil. Rising interest rates during fiscal 1999 depressed the returns of many bond investments into negative territory. Money market fund returns, conversely, have been helped by the increase in yields. The result is that the returns of the various Vanguard Money Market Funds--ranging from 4.5% to about 5.0%--were ahead of virtually all bond investments this year. Importantly, these returns also were well in excess of the 2.6% rate of inflation during our fiscal year. While money market investments have provided a nice premium above inflation for the last five years, such a margin is high by longer-term norms.

       At the opening of the year, uncertainty was high and nerves were frayed after a series of financial crises, from the meltdown of emerging markets to the near-collapse of a major hedge-fund manager, Long Term Capital Management. For months, market participants tended to shun risk of all kinds. However, the pendulum of investor sentiment began its inexorable swing from fear toward greed. The better returns available to those taking added credit, prepayment, or liquidity risk became compelling as evidence mounted that the domestic and overseas economies were not plunging into recession, but instead were staying on track and building momentum.

       By mid-year, the Federal Reserve Board was so confident of the recuperation of global markets that it began to tighten monetary policy. Between June and November 1999, the Fed raised the benchmark federal funds rate by 0.75 percentage point to 5.50%. These actions fully rescinded the rate reductions engineered by the Fed in 1998 to help quell market jitters. Yields on money market securities rose commensurately.

       Regardless of financial market conditions, the performance of the U.S. economy has been phenomenal. Real, or inflation-adjusted, economic growth is running in excess of 4% (as it has for over three years), and unemployment is at 30-year lows. Yet inflation, at 2.6% for the past 12 months, is quiescent. If events had followed the pattern of past economic cycles, serious inflationary pressures would have emerged some time ago. Their absence is almost certainly attributable in large part to technology-led enhancements in productivity, along with some help from intensified global competition. The $64,000 question is whether higher productivity growth will be a lasting feature of the "new economy" or a temporary phenomenon merely delaying "old economy" pressures that will eventually assert themselves. The Fed appears to have one foot in each camp, as it takes relatively minor steps to cool the economy while acknowledging that the rate of expansion is well above previously estimated limits for noninflationary growth. The future course of money market rates will be greatly influenced by the Fed's evolving judgment of these issues.

       Another upward force on money market rates was an increase in funding pressure as the turn of the millennium approached. As we anticipated, the typical seasonal dislocations in short-term rates--caused primarily by the desire of banks and securities firms to shrink their balance sheets at year-end--were exaggerated this year. Starting in September, commercial paper
(CP) issuers began to seek maturity dates beyond December 31 in order to lock in funding through the New Year changeover. The trend accelerated in October, and by late in the month 38% of outstanding CP had maturity dates after December 31, compared with 13% of outstanding commercial paper at the same point in 1998. This accelerated pace of issuance boosted short-term rates to extreme levels. At present, however, concerns seem to have lessened and market liquidity appears to be improved. Actions by government authorities contributed to the improvement. The Fed greatly expanded the universe of securities that borrowers can use as collateral for borrowing from the Fed's discount window or from its special liquidity facility. Also, the Fed auctioned a large volume of options that entitle holders to raise cash for short periods around year-end through repurchase agreements with the Fed. These innovative options provided a very low-cost backstop to support liquidity in the event of severe disintermediation. Also, the U.S. Treasury issued nearly $50 billion in extra T-bills to create a large cash cushion into early 2000. These added T-bills dispelled the fears of some investors that the supply of the safest, most-liquid short-term securities would become desperately short.

       In October, we extended the maturities of the Vanguard Money Market Funds to take advantage of the attractive yields described above. This enabled us to match up our investments with the liquidity offered by issuers and to limit the potential impact of a drought of new issues in December. We plan to let the average maturity of the funds decline as the year-end approaches, keeping them highly liquid and lowering their price sensitivity to interest rate changes.

       In managing the Prime Money Market Fund, we pay close attention, as always, to the credit quality and liquidity of the securities in which we invest. Also, we diversify the holdings broadly, allocating more assets to higher-rated securities. These usually are not the highest-yielding investments; however, the extra yield available for taking added credit risk is relatively small, especially in light of our fund's low expenses when compared with its average peer. The combination of our attention to credit quality and our low operating costs produces a competitive, and often superior, return with a highly creditworthy fund. Shareholders of our Federal and Treasury Money Market Funds enjoy the benefit of our cost advantage while holding assets of the same U.S. government quality as those of our competitors.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John Hollyer, Principal
David R. Glocke, Principal
Vanguard Fixed Income Group

December 13, 1999

  INVESTMENT PHILOSOPHY

  The funds reflect a belief that the highest level of current income consistent with capital preservation and liquidity can be provided by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, the U.S. government, and federal agencies.

PERFORMANCE SUMMARY
PRIME MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1979-NOVEMBER 30, 1999
---------------------------------------------------------------
              PRIME MONEY MARKET FUND          AVERAGE
                                                 FUND*
FISCAL    CAPITAL     INCOME       TOTAL         TOTAL
YEAR      RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------------
1980        0.0%       12.8%        12.8%        12.5%
1981        0.0        17.6         17.6         17.5
1982        0.0        13.1         13.1         12.8
1983        0.0         8.9          8.9          8.6
1984        0.0        10.6         10.6         10.1
1985        0.0         8.2          8.2          7.9
1986        0.0         6.8          6.8          6.4
1987        0.0         6.5          6.5          6.0
1988        0.0         7.5          7.5          6.9
1989        0.0         9.4          9.4          8.8
1990        0.0         8.3          8.3          7.8
1991        0.0         6.4          6.4          5.9
1992        0.0         3.9          3.9          3.4
1993        0.0         3.0          3.0          2.6
1994        0.0         3.9          3.9          3.5
1995        0.0         5.8          5.8          5.4
1996        0.0         5.3          5.3          4.8
1997        0.0         5.4          5.4          4.9
1998        0.0         5.4          5.4          4.9
1999        0.0         5.0          5.0          4.4
---------------------------------------------------------------

*Average Money Market Fund.

See Financial Highlights table on page 28 for dividend information for the past five years.

SEC 7-Day Annualized Yield (11/30/1999): 5.36%

[LINE GRAPH]

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
----------------------------------------------------------------
             Prime Money     Average Money     Salomon Smith Barney
             Market Fund     Market Fund       3-Month T-Bill Index
1989 11      10000           10000             10000
1990 02      10204           10191             10193
1990 05      10412           10391             10398
1990 08      10624           10590             10604
1990 11      10833           10783             10798
1991 02      11033           10969             10977
1991 05      11209           11132             11140
1991 08      11374           11283             11298
1991 11      11526           11420             11443
1992 02      11658           11539             11561
1992 05      11774           11641             11676
1992 08      11882           11733             11779
1992 11      11975           11813             11868
1993 02      12068           11893             11960
1993 05      12158           11968             12048
1993 08      12247           12043             12141
1993 11      12337           12123             12234
1994 02      12429           12202             12327
1994 05      12534           12294             12440
1994 08      12665           12404             12573
1994 11      12815           12541             12725
1995 02      12993           12702             12898
1995 05      13186           12878             13088
1995 08      13376           13040             13274
1995 11      13561           13212             13454
1996 02      13743           13376             13633
1996 05      13918           13533             13805
1996 08      14099           13684             13984
1996 11      14281           13850             14165
1997 02      14465           14013             14343
1997 05      14656           14182             14532
1997 08      14855           14347             14719
1997 11      15054           14526             14908
1998 02      15255           14704             15098
1998 05      15461           14887             15294
1998 08      15668           15054             15487
1998 11      15870           15236             15671
1999 02      16062           15404             15841
1999 05      16251           15568             16021
1999 08      16446           15721             16207
1999 11      16658           15911             16404
----------------------------------------------------------------

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                      PERIODS ENDED NOVEMBER 30, 1999
                                                      --------------------------------          FINAL VALUE OF A
                                                      1 YEAR     5 YEARS      10 YEARS         $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                                4.97%       5.39%         5.24%              $16,658
Average Money Market Fund*                             4.43        4.88          4.75                15,911
Salomon Smith Barney 3-Month Treasury Index            4.68        5.21          5.07                16,404
-----------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                INCEPTION                                 ------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                          6/4/1975      4.94%         5.37%         0.00%        5.29%      5.29%
------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
PRIME MONEY MARKET FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


TOTAL INVESTMENT RETURNS: OCTOBER 3, 1989-NOVEMBER 30, 1999
--------------------------------------------------------------
                PRIME MONEY MARKET FUND         AVERAGE
                 INSTITUTIONAL SHARES            FUND**
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN*       RETURN
--------------------------------------------------------------
1989        0.0%        1.4%        1.4%          1.4%
1990        0.0         8.5         8.5           8.3
1991        0.0         6.5         6.5           6.2
1992        0.0         4.0         4.0           3.8
1993        0.0         3.2         3.2           2.9
1994        0.0         4.1         4.1           3.8
1995        0.0         6.0         6.0           5.7
1996        0.0         5.5         5.5           5.2
1997        0.0         5.6         5.6           5.3
1998        0.0         5.6         5.6           5.3
1999        0.0         5.1         5.1           4.9
--------------------------------------------------------------

*Prior to 10/28/1995, total returns are for Vanguard Institutional Money Market Portfolio.

**Average Institutional Money Market Fund.

See Financial Highlights table on page 28 for dividend information.

SEC 7-Day Annualized Yield (11/30/1999): 5.54%

[LINE GRAPH]

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
--------------------------------------------------------------------------
             Prime Money          Average
             Market Fund          Institutional
             Institutional        Money Market     Salomon Smith Barney
             Shares               Fund             3-Month Treasury Index
1989 11      10000000             10000000         10000000
1990 02      10207544             10202000         10193230
1990 05      10421052             10410346         10398457
1990 08      10637037             10619822         10603601
1990 11      10849326             10827000         10797759
1991 02      11052811             11020068         10976901
1991 05      11232570             11193204         11140161
1991 08      11401118             11353651         11297977
1991 11      11557040             11501522         11443208
1992 02      11692585             11612947         11561477
1992 05      11813244             11745029         11676314
1992 08      11924285             11846400         11779367
1992 11      12022471             11933979         11867933
1993 02      12121205             12007787         11959551
1993 05      12216335             12113823         12048270
1993 08      12311083             12200607         12141280
1993 11      12406448             12284838         12233787
1994 02      12503841             12357214         12327000
1994 05      12615883             12482083         12439515
1994 08      12753722             12608107         12573093
1994 11      12910064             12750434         12724574
1995 02      13095660             12905874         12898413
1995 05      13296453             13116173         13087648
1995 08      13493746             13301553         13274374
1995 11      13685222             13481034         13454385
1996 02      13874340             13641509         13632765
1996 05      14057017             13834939         13805260
1996 08      14246044             14010526         13984114
1996 11      14436391             14183395         14165286
1997 02      14627768             14339954         14343090
1997 05      14828035             14548822         14531806
1997 08      15035010             14743277         14718608
1997 11      15242792             14933697         14907811
1998 02      15453365             15110010         15097942
1998 05      15668246             15334458         15293544
1998 08      15885789             15539414         15487053
1998 11      16097740             15731156         15670520
1999 02      16298736             15895731         15840529
1999 05      16497648             16105781         16021159
1999 08      16703581             16294629         16207201
1999 11      16926607             16498837         16403900
--------------------------------------------------------------------------

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED NOVEMBER 30, 1999    FINAL VALUE OF A
                                                     -----------------------------------    $10,000,000
                                                      1 YEAR      5 YEARS      10 YEARS      INVESTMENT
-----------------------------------------------------------------------------------------------------------
Prime Money Market Fund Institutional Shares*          5.15%       5.57%         5.40%      $16,926,607
Average Institutional Money Market Fund**              4.88        5.29          5.13        16,498,837
Salomon Smith Barney 3-Month Treasury Index            4.68        5.21          5.07        16,403,900
-----------------------------------------------------------------------------------------------------------

 *Prior to 10/28/1995, total returns are for Vanguard Institutional Money
  Market Portfolio.

**Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                                -------------------------------
                                                   DATE         1 YEAR      5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                          10/3/1989       5.12%       5.55%         0.00%        5.46%       5.46%
    Institutional Shares**
-------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Prior to 10/28/1995, total returns are for Vanguard Institutional Money Market
  Portfolio.

PERFORMANCE SUMMARY
FEDERAL MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

TOTAL INVESTMENT RETURNS: JULY 13, 1981-NOVEMBER 30, 1999
-------------------------------------------------------------
              FEDERAL MONEY MARKET FUND          AVERAGE
                                                  FUND*
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
1981        0.0%        5.9%         5.9%         5.7%
1982        0.0        11.9         11.9         11.7
1983        0.0         8.5          8.5          8.3
1984        0.0        10.2         10.2          9.8
1985        0.0         8.0          8.0          7.7
1986        0.0         6.6          6.6          6.3
1987        0.0         6.3          6.3          5.9
1988        0.0         7.2          7.2          6.7
1989        0.0         9.2          9.2          8.6
1990        0.0         8.1          8.1          7.7
1991        0.0         6.2          6.2          5.7
1992        0.0         3.8          3.8          3.4
1993        0.0         3.0          3.0          2.6
1994        0.0         3.8          3.8          3.4
1995        0.0         5.8          5.8          5.3
1996        0.0         5.3          5.3          4.8
1997        0.0         5.4          5.4          4.9
1998        0.0         5.4          5.4          4.9
1999        0.0         4.9          4.9          4.4
-------------------------------------------------------------


 *Average Government Money Market Fund.

See Financial Highlights table on page 29 for dividend information for the past five years.

SEC 7-Day Annualized Yield (11/30/1999): 5.21%

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
--------------------------------------------------------------------------
                                  Average
                                  Government
             Federal Money        Money Market     Salomon Smith Barney
             Market Fund          Fund             3-Month Treasury Index
1989 11      10000                10000            10000
1990 02      10200                10189            10193
1990 05      10405                10384            10398
1990 08      10611                10581            10604
1990 11      10815                10771            10798
1991 02      11004                10947            10977
1991 05      11174                11104            11140
1991 08      11334                11256            11298
1991 11      11484                11389            11443
1992 02      11612                11505            11561
1992 05      11726                11609            11676
1992 08      11832                11703            11779
1992 11      11924                11778            11868
1993 02      12013                11856            11960
1993 05      12101                11931            12048
1993 08      12191                12010            12141
1993 11      12280                12080            12234
1994 02      12370                12158            12327
1994 05      12474                12249            12440
1994 08      12602                12363            12573
1994 11      12749                12489            12725
1995 02      12924                12646            12898
1995 05      13115                12817            13088
1995 08      13302                12985            13274
1995 11      13484                13147            13454
1996 02      13663                13306            13633
1996 05      13836                13462            13805
1996 08      14015                13620            13984
1996 11      14194                13775            14165
1997 02      14374                13934            14343
1997 05      14563                14104            14532
1997 08      14758                14276            14719
1997 11      14954                14446            14908
1998 02      15152                14621            15098
1998 05      15353                14810            15294
1998 08      15557                14991            15487
1998 11      15755                15160            15671
1999 02      15942                15320            15841
1999 05      16128                15486            16021
1999 08      16320                15654            16207
1999 11      16526                15827            16404

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED NOVEMBER 30, 1999
                                                     ----------------------------------         FINAL VALUE OF A
                                                      1 YEAR      5 YEARS     10 YEARS         $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------
Federal Money Market Fund                              4.89%       5.33%        5.15%               $16,526
Average Government Money Market Fund*                  4.40        4.85         4.70                 15,827
Salomon Smith Barney 3-Month Treasury Index            4.68        5.21         5.07                 16,404
-----------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------------------------------------------
                                                                                                 10 YEARS
                                                 INCEPTION                             -----------------------------
                                                   DATE        1 YEAR       5 YEARS     CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------------------------------------------
Federal Money Market Fund                        7/13/1981       4.88%       5.32%       0.00%      5.21%    5.21%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
TREASURY MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

TOTAL INVESTMENT RETURNS: MARCH 9, 1983-NOVEMBER 30, 1999
-------------------------------------------------------------
             TREASURY MONEY MARKET FUND*         AVERAGE
                                                 FUND**
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
1983        0.0%        6.1%        6.1%          6.2%
1984        0.0         9.9         9.9          10.1
1985        0.0         7.5         7.5           7.9
1986        0.0         6.2         6.2           6.4
1987        0.0         6.0         6.0           6.0
1988        0.0         7.0         7.0           6.9
1989        0.0         8.9         8.9           8.7
1990        0.0         8.0         8.0           7.8
1991        0.0         5.9         5.9           5.8
1992        0.0         3.7         3.7           3.5
1993        0.0         2.9         2.9           2.6
1994        0.0         3.6         3.6           3.4
1995        0.0         5.5         5.5           5.2
1996        0.0         5.1         5.1           4.8
1997        0.0         5.1         5.1           4.8
1998        0.0         5.1         5.1           4.8
1999        0.0         4.5         4.5           4.2
-------------------------------------------------------------

 *Prior to 12/2/1996, known as the U.S. Treasury Portfolio; prior to 3/13/1989, total returns are for the Insured Portfolio.

**Average Money Market Fund through 3/31/1989; Average Treasury Money Market
  Fund thereafter.

See Financial Highlights table on page 29 for dividend information for the past five years.

SEC 7-Day Annualized Yield (11/30/1999): 4.77%

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
-------------------------------------------------------------------------
                                  Average
                                  Treasury
             Treasury Money       Money Market     Salomon Smith Barney
             Market Fund          Fund             3-Month Treasury Index
1989 11      10000                10000            10000
1990 02      10196                10189            10193
1990 05      10399                10385            10398
1990 08      10603                10583            10604
1990 11      10803                10776            10798
1991 02      10983                10952            10977
1991 05      11147                11112            11140
1991 08      11301                11263            11298
1991 11      11445                11400            11443
1992 02      11568                11518            11561
1992 05      11678                11625            11676
1992 08      11781                11718            11779
1992 11      11867                11797            11868
1993 02      11952                11875            11960
1993 05      12036                11955            12048
1993 08      12122                12030            12141
1993 11      12207                12106            12234
1994 02      12292                12185            12327
1994 05      12391                12277            12440
1994 08      12511                12387            12573
1994 11      12649                12515            12725
1995 02      12812                12670            12898
1995 05      12992                12842            13088
1995 08      13169                13007            13274
1995 11      13341                13171            13454
1996 02      13512                13330            13633
1996 05      13679                13486            13805
1996 08      13850                13641            13984
1996 11      14023                13798            14165
1997 02      14194                13955            14343
1997 05      14373                14121            14532
1997 08      14557                14288            14719
1997 11      14739                14459            14908
1998 02      14925                14631            15098
1998 05      15115                14806            15294
1998 08      15304                14981            15487
1998 11      15485                15145            15671
1999 02      15653                15296            15841
1999 05      15824                15452            16021
1999 08      15999                15611            16207
1999 11      16184                15780            16404
-------------------------------------------------------------------------

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED NOVEMBER 30, 1999
                                                     -----------------------------------        FINAL VALUE OF A
                                                      1 YEAR      5 YEARS      10 YEARS        $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund*                            4.51%       5.05%         4.93%               $16,184
Average Treasury Money Market Fund**                   4.19        4.75          4.67                 15,780
Salomon Smith Barney 3-Month Treasury Index            4.68        5.21          5.07                 16,404
-----------------------------------------------------------------------------------------------------------------

 *Prior to 12/2/1996, known as the U.S. Treasury Portfolio.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                               --------------------------------
                                                   DATE         1 YEAR      5 YEARS       CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund**                     3/9/1983        4.51%       5.05%         0.00%        4.99%      4.99%
-------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Prior to 12/2/1996, known as the U.S. Treasury Portfolio.

FUND PROFILE
PRIME MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999. Key elements of this Profile are defined below.

FINANCIAL ATTRIBUTES
-------------------------------------------------------------
Yield                                                 5.4%
Yield--Institutional Shares                           5.5%
Average Maturity                                   69 days
Average Quality                                        Aa1
Expense Ratio                                        0.33%
Expense Ratio--Institutional Shares                  0.15%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
-------------------------------------------------------------
Certificates of Deposit                           17.1%
Commercial Paper                                  44.7
Treasury/Agency                                   31.0
Other                                              7.2
-------------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-------------------------------------------------------------
Treasury/Agency                                   31.0%
Aaa                                               17.3
Aa                                                36.2
A                                                 15.5
Baa                                                0.0
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------------
Total                                            100.0%

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

FUND PROFILE FEDERAL
MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
-------------------------------------------------------------
Yield                                             5.2%
Average Maturity                               70 days
Average Quality                                 Agency
Expense Ratio                                    0.33%

DISTRIBUTION BY
CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------------
Agency                                          100.0%

FUND PROFILE
TREASURY MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
-------------------------------------------------------------
Yield                                                 4.8%
Average Maturity                                   77 days
Average Quality                                   Treasury
Expense Ratio                                        0.33%

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-------------------------------------------------------------
Treasury                                             100.0%

FINANCIAL STATEMENTS
NOVEMBER 30, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings on the last day of the reporting period, including each security's maturity date, coupon rate or yield to maturity at the time of purchase, and statement-date market value. Securities are grouped and subtotaled by type of instrument (U.S. government obligations, commercial paper, certificates of deposit, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value
(NAV) Per Share. Each fund's objective is to maintain a constant NAV of $1.00 per share.

       At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Virtually the entire amount of net assets consists of Paid in Capital (money invested by shareholders). Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day, and Accumulated Realized Gains (Losses) are very small because the fund seldom realizes any significant gains or losses on sales of securities.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
PRIME MONEY MARKET FUND                                             YIELD**         DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (30.8%)
-------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                                4.90%    1/14/2000           $  87,950   $  87,935
Federal Home Loan Bank                                                4.93%    1/13/2000             380,000     380,000
Federal Home Loan Bank                                                4.93%    1/19/2000             200,000     199,986
Federal Home Loan Bank                                                5.10%     3/3/2000             250,000     249,968
Federal Home Loan Bank                                                5.17%    12/1/1999 (1)         500,000     500,000
Federal Home Loan Bank                                                5.23%   12/15/1999 (1)         500,000     499,846
Federal Home Loan Bank                                               5.243%    12/9/1999 (1)         300,000     299,896
Federal Home Loan Bank                                               5.421%   12/28/1999 (1)         183,000     182,921
Federal Home Loan Bank                                               5.839%    2/12/2000 (1)         500,000     499,811
Federal Home Loan Bank                                               5.976%    1/11/2000 (1)         200,000     199,984
Federal Home Loan Mortgage Corp.                                     4.924%    1/21/2000             167,794     166,663
Federal Home Loan Mortgage Corp.                                      4.98%    4/28/2000             500,000     499,825
Federal Home Loan Mortgage Corp.                                     5.277%   12/18/1999 (1)         900,000     899,668
Federal Home Loan Mortgage Corp.                                     5.393%   12/20/1999 (1)         250,000     249,940
Federal Home Loan Mortgage Corp.                                     5.423%   12/22/1999 (1)         300,000     299,934
Federal Home Loan Mortgage Corp.                                     5.622%    1/12/2000             200,000     198,712
Federal National Mortgage Assn.                                       4.72%   12/16/1999             400,000     399,994
Federal National Mortgage Assn.                                       5.11%    5/22/2000             200,000     199,955
Federal National Mortgage Assn.                                      5.226%    12/2/1999 (1)         500,000     499,774
Federal National Mortgage Assn.                                      5.226%    12/4/1999 (1)         500,000     499,755
Federal National Mortgage Assn.                                      5.229%    12/7/1999 (1)         200,000     199,929
Federal National Mortgage Assn.                                       5.24%   12/15/1999 (1)         540,000     539,912
Federal National Mortgage Assn.                                      5.243%   12/14/1999 (1)         715,000     714,713
Federal National Mortgage Assn.                                      5.399%   12/24/1999 (1)         250,000     249,946
Federal National Mortgage Assn.                                       5.41%   12/21/1999 (1)         980,000     979,579
Federal National Mortgage Assn.                                      5.411%   12/26/1999 (1)         930,000     929,592
Federal National Mortgage Assn.                                      5.414%   12/23/1999 (1)         710,000     709,761
Federal National Mortgage Assn.                                      5.426%   12/28/1999 (1)         500,000     499,831
U.S. Treasury Bill                                                   4.817%     1/6/2000             250,000     248,820
U.S. Treasury Note                                                   6.375%    1/15/2000             600,000     601,042
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $12,687,692)                                                                                         12,687,692
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                    YIELD**         DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (44.5%)
-------------------------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (3.8%)
Bank One Corp.                                                       6.027%    4/18/2000           $  50,000  $   48,871
Bank One Corp.                                                       6.036%    3/27/2000              50,000      49,045
Chase Manhattan Corp.                                                6.028%    4/27/2000             300,000     292,785
Citigroup                                                            5.812%     2/3/2000              50,000      49,498
Citigroup                                                            5.813%     2/4/2000              50,000      49,490
Citigroup                                                            5.815%     2/7/2000              50,000      49,466
Citigroup                                                            5.816%     2/8/2000              50,000      49,459
Citigroup                                                            5.858%    2/14/2000             100,000      98,810
Citigroup                                                            5.859%    2/15/2000              50,000      49,397
Citigroup                                                             5.86%    2/16/2000              50,000      49,389
Citigroup                                                            5.895%    2/17/2000              50,000      49,377
Citigroup                                                            5.911%     3/3/2000              50,000      49,257
Wells Fargo & Co.                                                     5.87%    3/29/2000             199,670     195,908
Wells Fargo & Co.                                                    5.939%    2/11/2000              25,000      24,708
Wells Fargo & Co.                                                     5.96%     3/2/2000             200,000     197,034
Wells Fargo & Co.                                                    6.029%    3/30/2000             250,000     245,165
                                                                                                              -----------
                                                                                                               1,547,659
                                                                                                              -----------
FINANCE--AUTO (5.0%)
Daimler-Chrysler NA Holding Corp.                                    5.972%    3/21/2000             150,000     147,313
Daimler-Chrysler NA Holding Corp.                                    6.057%    4/17/2000              50,000      48,873
Daimler-Chrysler NA Holding Corp.                                    6.083%    2/17/2000             100,000      98,711
Daimler-Chrysler NA Holding Corp.                                    6.093%    2/22/2000             150,000     147,939
Daimler-Chrysler NA Holding Corp.                                    6.093%    2/23/2000             100,000      98,609
Daimler-Chrysler NA Holding Corp.                                    6.094%    2/16/2000              50,000      49,363
Daimler-Chrysler NA Holding Corp.                                    6.103%    2/24/2000             250,000     246,476
Ford Motor Credit Co.                                                5.988%    4/27/2000             200,000     195,223
Ford Motor Credit Co.                                                6.005%    4/19/2000             150,000     146,599
General Motors Acceptance Corp.                                      5.906%     2/8/2000              50,000      49,442
General Motors Acceptance Corp.                                      5.925%    3/16/2000             100,000      98,301
General Motors Acceptance Corp.                                      5.956%    2/14/2000              50,000      49,389
General Motors Acceptance Corp.                                      5.972%    2/11/2000             250,000     247,060
General Motors Acceptance Corp.                                      5.983%    3/22/2000             100,000      98,189
General Motors Acceptance Corp.                                      6.083%    2/17/2000             150,000     148,090
General Motors Acceptance Corp.                                      6.098%    1/27/2000             100,000      99,052
New Center Asset Trust                                               5.917%     2/9/2000             100,000      98,866
                                                                                                              -----------
                                                                                                               2,067,495
                                                                                                              -----------
FINANCE--OTHER (17.8%)
American Express Credit Corp.                                        5.960%    3/23/2000             200,000     196,346
American Express Credit Corp.                                        5.994%    2/29/2000             200,000     197,075
American General Corp.                                               5.971%    2/10/2000              50,000      49,420
Asset Securitization Cooperative Corp.                               5.962%    2/18/2000             243,000     239,896
Asset Securitization Cooperative Corp.                               6.002%    1/27/2000             185,000     183,263
Asset Securitization Cooperative Corp.                               6.004%    2/24/2000              65,000      64,101
Associates Corp. of North America                                    5.724%     2/7/2000              75,000      74,212
Associates Corp. of North America                                    5.725%     2/8/2000              75,000      74,201
Associates Corp. of North America                                    5.726%     2/9/2000              50,000      49,459
Bank One Financial Corp.                                             6.133%    2/28/2000              50,000      49,258
BellSouth Capital Funding Corp.                                      5.826%    2/16/2000              55,000      54,334
Caterpillar Financial Services Corp.                                  5.93%     2/8/2000              36,640      36,229
Caterpillar Financial Services Corp.                                 5.931%     2/9/2000              16,985      16,792
CIT Group Holdings Inc.                                               5.92%    2/29/2000             125,000     123,181
CIT Group Holdings Inc.                                              5.953%    2/11/2000              70,000      69,178
CIT Group Holdings Inc.                                              6.069%    2/16/2000             200,000     197,455
Centric Capital Corp.                                                5.382%    12/3/1999              10,000       9,997
Centric Capital Corp.                                                5.488%    12/1/1999              15,000      15,000
Centric Capital Corp.                                                5.492%    12/7/1999              12,055      12,044
Centric Capital Corp.                                                5.604%    12/6/1999              31,200      31,177
Centric Capital Corp.                                                5.937%     2/8/2000              10,070       9,957

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
PRIME MONEY MARKET FUND                                             YIELD**         DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
Centric Capital Corp.                                                5.954%    3/24/2000           $  15,000  $   14,725
Centric Capital Corp.                                                 5.97%    1/20/2000              11,200      11,108
Centric Capital Corp.                                                5.977%    2/25/2000              25,000      24,649
Centric Capital Corp.                                                5.981%    1/10/2000              16,250      16,143
Centric Capital Corp.                                                6.016%    1/28/2000              20,945      20,744
Centric Capital Corp.                                                6.016%     2/3/2000              10,000       9,895
Centric Capital Corp.                                                6.017%    1/26/2000              50,000      49,537
Centric Capital Corp.                                                6.017%     2/4/2000               9,600       9,497
Centric Capital Corp.                                                6.019%    1/31/2000              50,000      49,496
Centric Capital Corp.                                                6.023%    2/10/2000              40,500      40,029
Centric Capital Corp.                                                6.049%    2/11/2000              15,000      14,822
Centric Capital Corp.                                                 6.11%    4/21/2000               7,000       6,836
Centric Capital Corp.                                                6.134%    4/20/2000               8,000       7,814
Ciesco LP                                                             5.60%    12/1/1999               7,970       7,970
Delaware Funding                                                     5.405%    12/2/1999              19,838      19,835
Delaware Funding                                                     5.967%    2/22/2000              10,331      10,192
Delaware Funding                                                     5.986%    1/28/2000             122,374     121,206
Delaware Funding                                                     5.995%    2/10/2000              76,752      75,865
Delaware Funding                                                     5.999%    1/26/2000              50,589      50,122
Delaware Funding                                                     6.012%    1/21/2000               6,042       5,991
Delaware Funding                                                     6.053%    2/15/2000             101,826     100,553
Delaware Funding                                                      6.16%    1/18/2000              82,232      81,567
Enterprise Funding Corp.                                             5.372%    12/2/1999              52,218      52,210
Enterprise Funding Corp.                                             5.372%    12/3/1999              25,000      24,993
Enterprise Funding Corp.                                             5.461%   12/13/1999              30,022      29,968
Enterprise Funding Corp.                                             5.473%    12/1/1999              32,906      32,906
Enterprise Funding Corp.                                             5.933%     2/4/2000              51,735      51,188
Enterprise Funding Corp.                                             5.959%    2/22/2000              45,102      44,492
Enterprise Funding Corp.                                             5.963%    2/11/2000              18,684      18,464
Enterprise Funding Corp.                                             5.996%    1/28/2000              20,224      20,031
Enterprise Funding Corp.                                             6.019%     2/2/2000             100,675      99,637
Enterprise Funding Corp.                                             6.122%    2/16/2000              80,628      79,593
General Electric Capital Corp.                                       5.816%     2/7/2000             150,000     148,399
General Electric Capital Corp.                                       5.867%    2/16/2000              75,000      74,086
General Electric Capital Corp.                                       5.881%    2/29/2000             200,000     197,140
General Electric Capital Corp.                                       5.893%    3/14/2000             300,000     295,051
General Electric Capital Corp.                                       5.897%    2/24/2000             100,000      98,645
General Electric Capital Corp.                                        5.90%    3/13/2000              75,000      73,773
General Electric Capital Corp.                                        5.90%    4/26/2000              50,000      48,836
General Electric Capital Corp.                                       5.908%    4/13/2000             100,000      97,875
General Electric Capital Corp.                                       6.074%    4/17/2000             650,000     635,337
General Electric Capital Corp.                                       6.084%    4/14/2000             100,000      97,784
International Business Machines Credit                               5.997%     2/9/2000             200,000     197,713
Intrepid Funding                                                     6.106%    2/17/2000              30,693      30,296
Intrepid Funding                                                     6.178%    2/10/2000             147,857     146,090
Norwest Financial                                                     6.01%     3/2/2000             100,000      98,501
Norwest Financial                                                     6.10%     2/9/2000             150,000     148,256
Park Avenue Receivable Corp.                                         5.394%    12/2/1999              56,178      56,170
Park Avenue Receivable Corp.                                         5.948%    3/14/2000              46,510      45,733
Park Avenue Receivable Corp.                                         5.985%    2/23/2000              54,278      53,540
Park Avenue Receivable Corp.                                         5.985%    3/23/2000              77,637      76,221
Park Avenue Receivable Corp.                                         6.099%     4/6/2000              43,717      42,802
Park Avenue Receivable Corp.                                         6.108%    3/10/2000              77,484      76,199
Park Avenue Receivable Corp.                                         6.121%    4/13/2000              28,926      28,285
Park Avenue Receivable Corp.                                         6.196%    1/18/2000             150,000     148,780
Preferred Receivables Funding Co.                                    5.471%    12/6/1999             150,000     149,888
Preferred Receivables Funding Co.                                    5.954%    2/17/2000             141,610     139,808
Preferred Receivables Funding Co.                                    5.966%    2/14/2000              30,815      30,438
Preferred Receivables Funding Co.                                    5.997%    1/26/2000             118,065     116,961
Preferred Receivables Funding Co.                                    6.012%     2/3/2000              50,000      49,477

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                    YIELD**         DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
Preferred Receivables Funding Co.                                    6.039%    1/25/2000           $  35,000  $   34,681
Preferred Receivables Funding Co.                                    6.102%    4/28/2000              20,000      19,510
Preferred Receivables Funding Co.                                    6.183%    1/20/2000              34,525      34,231
Private Export Funding Corp.                                         5.864%    3/10/2000              10,000       9,840
Private Export Funding Corp.                                         5.867%    3/15/2000              85,000      83,572
Private Export Funding Corp.                                         5.999%    2/28/2000              45,000      44,346
Private Export Funding Corp.                                         6.003%     3/3/2000              65,000      64,016
Riverwoods Funding Corp.                                             5.937%     2/9/2000              15,000      14,829
Riverwoods Funding Corp.                                             5.962%    2/15/2000              75,000      74,050
Riverwoods Funding Corp.                                             6.095%     2/3/2000              25,000      24,734
Riverwoods Funding Corp.                                             6.106%    2/10/2000             100,000      98,821
Riverwoods Funding Corp.                                             6.138%    1/25/2000              50,000      49,539
Riverwoods Funding Corp.                                             6.138%    1/27/2000              50,000      49,523
Riverwoods Funding Corp.                                             6.139%    1/26/2000              25,000      24,766
Riverwoods Funding Corp.                                             6.149%     2/7/2000              50,000      49,431
Riverwoods Funding Corp.                                             6.177%     2/2/2000              25,000      24,734
Three Rivers Funding                                                 5.402%    12/2/1999              62,096      62,087
Triple A One Funding Corp.                                           5.382%    12/3/1999              67,404      67,384
Triple A One Funding Corp.                                           5.393%    12/1/1999              34,115      34,115
Triple A One Funding Corp.                                           5.420%    12/9/1999              18,967      18,944
Triple A One Funding Corp.                                           6.015%    1/27/2000              67,607      66,973
Variable Funding Capital Corp.                                       5.933%    2/17/2000              25,000      24,683
Variable Funding Capital Corp.                                       6.118%    1/26/2000              26,099      25,853
                                                                                                              -----------
                                                                                                               7,357,399
                                                                                                              -----------
INDUSTRIAL (1.5%)
Chevron U.K. Investment PLC                                          5.907%     3/9/2000              25,000      24,605
Chevron U.K. Investment PLC                                          5.947%    3/13/2000              25,000      24,587
Chevron USA Inc.                                                     5.888%    2/17/2000              43,512      42,970
Chevron Transport Co.                                                5.918%    3/10/2000              20,000      19,681
Chevron Transport Co.                                                5.937%    2/22/2000              25,000      24,667
E.I. du Pont de Nemours & Co.                                        5.904%    4/27/2000              25,000      24,410
Emerson Electric Co.                                                  5.82%    1/31/2000              18,346      18,169
Lucent Technologies                                                  5.848%    5/24/2000              50,000      48,622
Lucent Technologies                                                  5.849%    5/25/2000              50,000      48,614
Lucent Technologies                                                  5.854%    5/23/2000              50,000      48,627
Pfizer Inc.                                                          5.817%    3/17/2000              45,000      44,244
Pfizer Inc.                                                          5.852%     4/3/2000              80,000      78,435
Pfizer Inc.                                                          5.908%    3/21/2000              24,610      24,174
Procter & Gamble                                                     5.359%   12/14/1999              50,000      49,904
Procter & Gamble                                                     5.868%    2/24/2000              45,000      44,386
Vermont American Corp.                                               5.841%    1/31/2000              40,000      39,612
                                                                                                              -----------
                                                                                                                 605,707
                                                                                                              -----------
INSURANCE (2.9%)
Aegon Funding Corp.                                                  5.718%    2/10/2000             100,000      98,905
Aegon Funding Corp.                                                  5.752%    2/15/2000             121,750     120,318
Aegon Funding Corp.                                                   5.82%    2/28/2000             223,690     220,565
Aegon Funding Corp.                                                  5.836%    2/23/2000             122,000     120,381
Aegon Funding Corp.                                                  5.869%    2/22/2000             182,000     179,608
Aegon Funding Corp.                                                   6.07%    4/20/2000             103,500     101,112
Metlife Funding Inc.                                                  5.94%    1/31/2000              64,276      63,638
Metlife Funding Inc.                                                 5.954%     2/3/2000              71,017      70,276
Prudential Funding                                                   5.896%     3/2/2000              25,000      24,633
USAA Capital Corp.                                                   5.832%    2/17/2000              55,000      54,323
USAA Capital Corp.                                                   5.837%    2/16/2000               9,500       9,385
USAA Capital Corp.                                                   5.845%    2/11/2000              25,000      24,715
USAA Capital Corp.                                                   5.845%    2/24/2000              40,300      39,758
USAA Capital Corp.                                                   5.856%    2/28/2000              20,000      19,718
USAA Capital Corp.                                                   5.868%    2/29/2000              22,350      22,030
USAA Capital Corp.                                                    6.75%   12/15/1999              20,000      20,014
                                                                                                              -----------
                                                                                                               1,189,379
                                                                                                              -----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
PRIME MONEY MARKET FUND                                             YIELD**         DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
UTILITIES (0.5%)
BellSouth Capital Funding Corp.                                      6.035%     2/8/2000           $  50,000  $   49,433
BellSouth Capital Funding Corp.                                      6.036%     2/9/2000             120,000     118,619
Duke Energy                                                           5.83%    2/11/2000              48,982      48,423
                                                                                                              -----------
                                                                                                                 216,475
                                                                                                              -----------
FOREIGN BANKS (5.2%)
ABN-AMRO North America Finance Inc.                                  6.053%    4/24/2000             250,000     244,089
ABN-AMRO North America Finance Inc.                                  6.061%    3/21/2000             199,560     195,924
CBA (Delaware) Finance Inc.                                          5.428%   12/21/1999              25,000      24,926
CBA (Delaware) Finance Inc.                                           5.43%   12/22/1999              70,000      69,781
CBA (Delaware) Finance Inc.                                           5.94%    2/28/2000              65,000      64,060
CBA (Delaware) Finance Inc.                                           5.95%    2/18/2000              50,000      49,357
Cregem North America Inc.                                            5.814%     2/1/2000             100,000      99,024
Cregem North America Inc.                                            5.841%    3/20/2000             100,000      98,268
Cregem North America Inc.                                            5.853%    2/16/2000             140,000     138,299
Lloyds Bank                                                          5.399%    12/6/1999              50,000      49,963
Lloyds Bank                                                          5.854%     4/3/2000             181,000     177,434
Lloyds Bank                                                          6.016%    1/10/2000             100,000      99,342
UBS Finance Inc.                                                     4.951%   12/27/1999             100,000      99,654
UBS Finance Inc.                                                     4.974%   12/23/1999             139,231     138,821
UBS Finance Inc.                                                     5.043%   12/13/1999             100,000      99,837
UBS Finance Inc.                                                     5.334%    12/6/1999             400,000     399,705
UBS Finance Inc.                                                     5.388%    12/3/1999             100,000      99,970
                                                                                                              -----------
                                                                                                               2,148,454
                                                                                                              -----------
CANADIAN GOVERNMENT--NATIONAL & PROVINCIAL (0.8%)
Canadian Wheat Board                                                  5.82%    2/17/2000              50,000      49,385
Canadian Wheat Board                                                 5.822%    2/18/2000              15,000      14,813
Canadian Wheat Board                                                 5.859%    3/30/2000              50,000      49,052
Canadian Wheat Board                                                 5.956%    3/29/2000              70,000      68,656
Canadian Wheat Board                                                 6.007%    4/20/2000              50,000      48,858
Province of British Columbia                                         5.846%     3/6/2000              20,000      19,697
Province of British Columbia                                         5.993%    4/17/2000              31,600      30,895
Province of British Columbia                                         5.997%    4/10/2000              38,200      37,390
                                                                                                              -----------
                                                                                                                 318,746
                                                                                                              -----------
OTHER FOREIGN GOVERNMENT (3.1%)
Caisse des Depots et Consignations                                   5.298%    12/2/1999             238,000     237,965
Caisse des Depots et Consignations                                   5.385%   12/15/1999             100,000      99,793
Caisse des Depots et Consignations                                   5.399%   12/17/1999             100,000      99,763
KFW International Finance Inc.                                       5.815%    3/16/2000             200,000     196,673
KFW International Finance Inc.                                       5.822%    2/18/2000              78,000      77,028
KFW International Finance Inc.                                        5.83%     3/3/2000              86,333      85,066
KFW International Finance Inc.                                       5.858%     4/6/2000              20,000      19,596
KFW International Finance Inc.                                       5.859%     4/7/2000              20,000      19,593
KFW International Finance Inc.                                       5.861%    4/12/2000              40,000      39,155
KFW International Finance Inc.                                       5.863%    4/11/2000              40,000      39,161
KFW International Finance Inc.                                       5.868%    5/11/2000              30,000      29,231
KFW International Finance Inc.                                       5.974%    3/29/2000              45,000      44,131
KFW International Finance Inc.                                       5.978%    3/30/2000             125,000     122,634
KFW International Finance Inc.                                       6.009%    3/13/2000              20,000      19,664
Oesterreichische Kontrollbank                                        5.837%    2/23/2000              45,150      44,550
Oesterreichische Kontrollbank                                        6.023%     4/4/2000              92,100      90,226
                                                                                                              -----------
                                                                                                               1,264,229
                                                                                                              -----------
FOREIGN INDUSTRIAL (1.7%)
BP America                                                           5.813%    1/24/2000              50,000      49,575
BP America                                                           5.814%    1/25/2000             100,000      99,134
BP America                                                            5.82%    2/17/2000             200,000     197,539
Glaxo Wellcome PLC                                                   5.871%    3/10/2000              46,700      45,961
Glaxo Wellcome PLC                                                   6.017%     2/9/2000             173,475     171,485
Glaxo Wellcome PLC                                                   6.042%    3/22/2000             148,000     145,288
                                                                                                              -----------
                                                                                                                 708,982
                                                                                                              -----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                    YIELD**         DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
FOREIGN UTILITIES (2.2%)
British Telecommunications PLC                                       5.836%    3/28/2000           $ 150,000  $  147,207
British Telecommunications PLC                                       5.847%    3/30/2000              45,000      44,148
British Telecommunications PLC                                        5.90%     5/3/2000              45,000      43,903
British Telecommunications PLC                                       5.904%     4/7/2000              45,000      44,083
British Telecommunications PLC                                        6.00%    2/14/2000             100,000      98,775
British Telecommunications PLC                                       6.029%    4/25/2000             143,350     139,949
British Telecommunications PLC                                       6.033%    2/17/2000             100,000      98,720
France Telecom                                                       6.092%    1/14/2000              22,000      21,839
France Telecom                                                       6.099%    1/13/2000              30,000      29,785
France Telecom                                                       6.103%    1/28/2000              35,000      34,662
France Telecom                                                       6.108%     2/3/2000              60,000      59,360
France Telecom                                                       6.111%     2/4/2000              26,000      25,718
Telstra Corp.                                                        5.463%    12/2/1999              24,000      23,996
Telstra Corp.                                                        5.467%    12/6/1999              28,486      28,465
Telstra Corp.                                                        5.957%    2/17/2000              30,000      29,619
Telstra Corp.                                                        5.977%     3/2/2000              30,000      29,549
                                                                                                              -----------
                                                                                                                 899,778
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (COST $18,324,303)                                                                                         18,324,303
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (12.3%)
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--U.S. BANKS (1.8%)
Chase Manhattan Bank                                                 5.365%    5/22/2000              20,000      19,941
Chase Manhattan Bank                                                  5.61%     2/1/2000             100,000     100,000
Chase Manhattan Bank                                                  5.90%    2/10/2000             200,000     200,000
Harris Trust & Savings                                                5.40%    12/2/1999              93,825      93,825
Nationsbank N.A.                                                      4.99%    1/11/2000              21,000      21,001
U.S. Bank N.A.                                                        5.99%    2/29/2000             150,000     150,000
U.S. Bank N.A.                                                        6.05%     2/7/2000              50,000      50,000
U.S. Bank N.A.                                                        6.05%     2/8/2000             100,000     100,000
                                                                                                              -----------
                                                                                                                 734,767
                                                                                                              -----------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (10.5%)
ABN-AMRO Bank                                                         5.04%    4/17/2000             100,000      99,978
ABN-AMRO Bank                                                         5.10%    2/22/2000              61,500      61,493
ABN-AMRO Bank                                                         5.23%    3/10/2000              50,000      49,861
ABN-AMRO Bank                                                        5.695%    12/2/1999 (1)         200,000     199,930
Bank of Montreal                                                      6.33%    1/14/2000              50,000      50,000
Barclays Bank PLC                                                     5.23%     3/1/2000             100,000      99,983
Barclays Bank PLC                                                     5.65%    12/2/1999 (1)         200,000     199,948
Bayerische Landesbank Girozentrale                                    5.75%    12/2/1999 (1)         550,000     550,000
Bayerische Landesbank Girozentrale                                    5.88%     3/9/2000              28,700      28,698
Bayerische Landesbank Girozentrale                                    5.91%    3/16/2000             100,000     100,000
Bayerische Landesbank Girozentrale                                    5.95%     5/4/2000             200,000     200,000
Credit Communal de Belgique SA                                        5.81%    2/22/2000             160,000     160,000
Credit Communal de Belgique SA                                        5.84%    2/28/2000             200,000     200,000
Deutsche Bank                                                         5.92%    2/24/2000             150,000     150,000
Dresdner Bank                                                         5.93%    2/24/2000             100,000     100,000
Lloyds Bank                                                           5.85%    3/16/2000              15,000      15,000
Lloyds Bank                                                           5.99%    4/17/2000              10,000       9,998
National Westminster Bank                                             4.98%     1/7/2000              75,000      75,000
National Westminster Bank                                            5.047%     2/9/2000              98,800      98,784
National Westminster Bank                                             5.06%    2/10/2000             100,000      99,992
National Westminster Bank                                            5.105%    2/22/2000             100,000      99,992
National Westminster Bank                                             5.20%     4/3/2000              45,000      44,862
National Westminster Bank                                             5.90%     4/5/2000              50,000      50,002
Rabobank Nederlanden                                                  5.00%    1/24/2000              50,000      49,998
Rabobank Nederlanden                                                  5.08%    4/12/2000              97,000      96,980
Rabobank Nederlanden                                                 5.095%    2/22/2000             100,000      99,992
Rabobank Nederlanden                                                 5.125%    2/18/2000              25,000      24,999
Rabobank Nederlanden                                                  5.14%    3/27/2000              32,000      31,888

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
PRIME MONEY MARKET FUND                                             YIELD**         DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
Rabobank Nederlanden                                                  5.15%    3/20/2000           $ 100,000  $   99,988
Rabobank Nederlanden                                                 5.165%    3/15/2000             100,000      99,981
Rabobank Nederlanden                                                  5.20%    3/13/2000              24,000      23,929
Rabobank Nederlanden                                                  5.25%     3/2/2000             200,000     199,981
Toronto Dominion Bank                                                 5.18%    2/29/2000              14,000      13,968
UBS AG                                                                5.08%    4/12/2000             100,000      99,979
UBS AG                                                                5.20%    2/29/2000             130,000     129,991
UBS AG                                                                5.24%     3/1/2000             150,000     149,989
UBS AG                                                               5.285%     3/1/2000             100,000      99,995
Westdeutsche Landesbank                                               5.42%   12/14/1999             130,000     130,000
Westdeutsche Landesbank                                               5.95%     3/1/2000              25,000      25,000
Westdeutsche Landesbank                                               6.12%    1/20/2000             200,000     200,000
                                                                                                              -----------
                                                                                                               4,320,179
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
   (COST $5,054,946)                                                                                           5,054,946
-------------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (4.7%)
-------------------------------------------------------------------------------------------------------------------------
BankAustria                                                           6.00%    1/24/2000              50,000      50,001
BankAustria                                                           6.04%    1/24/2000              50,000      50,001
Barclays Bank PLC                                                     5.60%    1/31/2000              35,000      35,000
Barclays Bank PLC                                                    5.725%     2/7/2000             100,000     100,001
Bayerische Landesbank Girozentrale                                    5.57%    1/20/2000             100,000     100,001
Bayerische Landesbank Girozentrale                                    5.86%    3/16/2000              35,000      35,000
Bayerische Landesbank Girozentrale                                    5.88%     4/3/2000              90,000      90,000
Bayerische Landesbank Girozentrale                                    6.02%    4/18/2000              15,000      14,998
Bayerische Landesbank Girozentrale                                    6.11%    1/21/2000              30,000      30,000
Credit Agricole Indosuez                                              5.45%   12/22/1999             100,000     100,000
Credit Agricole Indosuez                                              6.01%    4/27/2000             200,000     200,000
Halifax PLC                                                           5.02%   12/20/1999             100,000     100,000
Halifax PLC                                                           5.07%   12/21/1999             100,000     100,000
Halifax PLC                                                           5.12%    4/10/2000             200,000     200,000
Halifax PLC                                                           5.86%     4/3/2000             136,000     136,000
Halifax PLC                                                           5.95%     5/8/2000              50,000      50,000
Halifax PLC                                                           6.02%    4/26/2000             160,000     160,000
Halifax PLC                                                           6.04%    4/20/2000              32,000      32,000
ING Bank                                                              5.91%    2/14/2000              25,000      24,998
ING Bank                                                              5.95%    2/10/2000              18,000      18,001
ING Bank                                                              5.96%     2/9/2000              50,000      50,004
Landesbank Hessen-Thueringen                                          6.01%    4/27/2000             195,000     195,000
Lloyds Bank                                                           6.03%     5/2/2000              25,000      25,001
National Westminster Bank PLC                                        5.855%    3/17/2000              45,000      45,001
-------------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
   (COST $1,941,007)                                                                                           1,941,007
-------------------------------------------------------------------------------------------------------------------------
BANKERS ACCEPTANCE (0.2%)
-------------------------------------------------------------------------------------------------------------------------
Bank of America National Association
   (COST $100,000)                                                    5.90%     5/8/2000             100,000     100,000
-------------------------------------------------------------------------------------------------------------------------
OTHER NOTES (6.9%)
-------------------------------------------------------------------------------------------------------------------------
Abbey National Treasury Services                                      5.05%    4/17/2000             146,000     145,961
Abbey National Treasury Services                                      5.14%    4/25/2000             100,000      99,977
Abbey National Treasury Services                                      5.25%     3/1/2000             150,000     149,982
Associates Corp. of North America                                    5.473%   12/20/1999 (1)         250,000     249,948
Associates Corp. of North America                                     5.53%   12/29/1999 (1)         500,000     499,824
Bank of America N.T.S.A                                               5.86%    3/13/2000             100,000     100,000
Bank of America National Association                                  5.75%    12/2/1999 (1)         250,000     250,000
Bank of America National Association                                  5.86%     3/9/2000             100,000     100,000
FCC National Bank                                                     5.89%    3/13/2000              50,000      50,000
Fifth Third Bank                                                      5.99%    1/28/2000             100,000     100,000
First National Bank of Chicago                                        5.09%    4/19/2000             100,000      99,978
First National Bank of Chicago                                        5.13%    3/24/2000             200,000     199,970

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                    YIELD**         DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
First National Bank of Chicago                                        5.13%     4/4/2000           $ 150,000 $   149,975
First National Bank of Chicago                                        5.90%    3/13/2000             200,000     200,008
First USA Bank                                                        6.08%    4/20/2000             150,000     150,006
Nationsbank N.A.                                                      4.87%   12/16/1999             100,000      99,999
Nationsbank N.A.                                                     5.135%    3/20/2000             150,000     149,983
Wachovia Bank                                                         4.90%    1/10/2000              50,000      49,993
-------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER NOTES
   (COST $2,845,604)                                                                                           2,845,604
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
   (COST $40,953,552)                                                                                         40,953,552
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                             554,111
Liabilities                                                                                                     (301,479)
                                                                                                             ------------
                                                                                                                 252,632
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                            $41,206,184
=========================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Adjustable Rate Note.

-------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AMOUNT
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                             $41,206,245
 Undistributed Net Investment Income                                                                                  --
 Accumulated Net Realized Losses                                                                                     (61)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                  $41,206,184
=========================================================================================================================

 Investor Shares--Net Assets applicable to 39,430,444,835 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                          $39,430,389
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                        $1.00
=========================================================================================================================

 Institutional Shares--Net Assets applicable to 1,775,796,164 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                           $1,775,795
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                   $1.00
=========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
FEDERAL MONEY MARKET FUND                                           YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND AGENCY OBLIGATIONS (99.7%)
--------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                                              4.76%    1/18/2000           $ 125,000  $   124,983
Federal Home Loan Bank                                                4.93%    1/13/2000              60,000       60,000
Federal Home Loan Bank                                                5.15%     3/8/2000              50,000       50,003
Federal Home Loan Bank                                                5.17%    12/1/1999 (1)         150,000      150,000
Federal Home Loan Bank                                                5.21%   12/11/1999 (1)         100,000       99,991
Federal Home Loan Bank                                               5.445%    1/28/2000             200,000      198,292
Federal Home Loan Bank                                               5.551%     2/2/2000             200,000      198,110
Federal Home Loan Bank                                               5.593%    2/11/2000              50,200       49,646
Federal Home Loan Bank                                               5.598%    2/16/2000             113,000      111,666
Federal Home Loan Bank                                                5.60%    2/17/2000              76,000       75,103
Federal Home Loan Bank                                               5.604%    3/29/2000              70,000       68,739
Federal Home Loan Bank                                               5.613%    2/23/2000              55,000       54,296
Federal Home Loan Bank                                               5.614%    2/24/2000              33,851       33,413
Federal Home Loan Bank                                                5.62%    12/1/1999 (1)         175,000      174,927
Federal Home Loan Bank                                                5.63%    12/1/1999 (1)          15,000       14,991
Federal Home Loan Bank                                               5.689%     3/8/2000              75,000       73,871
Federal Home Loan Bank                                               5.695%     3/1/2000             300,000      295,742
Federal Home Loan Bank                                               5.696%    2/25/2000              68,507       67,587
Federal Home Loan Bank                                         5.72%-5.746%    4/19/2000              98,720       96,579
Federal Home Loan Bank                                               5.735%     4/7/2000              46,612       45,686
Federal Home Loan Bank                                                5.74%    4/12/2000              29,465       28,857
Federal Home Loan Bank                                               5.839%    2/12/2000 (1)         140,000      139,947
Federal Home Loan Bank                                               5.976%    1/11/2000 (1)          90,000       89,993
Federal Home Loan Bank                                                6.05%    11/3/2000             250,000      249,875
Federal Home Loan Mortgage Corp.                              4.925%-5.359%    1/21/2000             140,223      139,265
Federal Home Loan Mortgage Corp.                                      4.98%    4/28/2000              50,000       49,982
Federal Home Loan Mortgage Corp.                                     5.162%   12/31/1999              90,000       89,616
Federal Home Loan Mortgage Corp.                                     5.277%   12/18/1999 (1)         200,000      199,926
Federal Home Loan Mortgage Corp.                                     5.362%    1/27/2000              15,913       15,782
Federal Home Loan Mortgage Corp.                                     5.571%    1/14/2000              31,643       31,432
Federal Home Loan Mortgage Corp.                              5.585%-5.634%    1/10/2000             338,764      336,681
Federal Home Loan Mortgage Corp.                                     5.636%    2/28/2000             150,000      147,968
Federal Home Loan Mortgage Corp.                                     5.648%    1/26/2000              75,000       74,353
Federal Home Loan Mortgage Corp.                                     5.731%     8/1/2000              30,000       28,898
Federal National Mortgage Assn.                                       4.72%   12/16/1999              40,000       39,999
Federal National Mortgage Assn.                                       4.80%     2/4/2000             150,000      149,967
Federal National Mortgage Assn.                                       4.98%    3/24/2000              50,000       49,984
Federal National Mortgage Assn.                                       5.05%    5/12/2000              50,000       49,984
Federal National Mortgage Assn.                                       5.18%    3/10/2000              40,000       39,992
Federal National Mortgage Assn.                                       5.22%   12/27/1999              60,000       59,777
Federal National Mortgage Assn.                                      5.229%    12/7/1999 (1)         100,000       99,964
Federal National Mortgage Assn.                                       5.24%   12/15/1999 (1)         300,000      299,951
Federal National Mortgage Assn.                                      5.243%   12/14/1999 (1)         135,000      134,946
Federal National Mortgage Assn.                                      5.349%    1/18/2000              12,598       12,511
Federal National Mortgage Assn.                                      5.399%   12/24/1999 (1)         220,000      219,952
Federal National Mortgage Assn.                                      5.554%     2/7/2000              41,200       40,780
Federal National Mortgage Assn.                                      5.613%    2/17/2000              50,000       49,400
Federal National Mortgage Assn.                                      5.658%     3/1/2000              80,753       79,630
Federal National Mortgage Assn.                                      5.722%    4/24/2000              37,599       36,755
Federal National Mortgage Assn.                                      5.725%    4/25/2000             128,000      125,109
Federal National Mortgage Assn.                                      5.739%    4/17/2000              46,196       45,208
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.46%   12/15/1999 (1)          21,875       21,875
Overseas Private Investment Corp. (U.S. Government Guaranteed)       6.128%    1/18/2000 (1)           7,175        7,175
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $5,229,159)                                                                                            5,229,159
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                    YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (6.9%)
--------------------------------------------------------------------------------------------------------------------------
Bank of America N.A.
(Dated 11/30/1999, Repurchase Value $340,054,000
   Collateralized by Federal National Mortgage Assn.
   6.00%, 5/1/2014)                                                   5.74%    12/1/1999            $340,000  $   340,000
Societe Generale (NY)
(Dated 11/30/1999, Repurchase Value $19,220,000
   Collateralized by U.S. Treasury Notes
   5.625%-6.00%,
   8/15/2000-9/30/2001)                                               5.52%    12/1/1999              19,217       19,217
--------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
   (COST $359,217)                                                                                                359,217
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.6%)
   (COST $5,588,376)                                                                                            5,588,376
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.6%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               41,379
Payables for Investment Securities Purchased                                                                     (363,329)
Other Liabilities                                                                                                 (23,232)
                                                                                                              -----------
                                                                                                                 (345,182)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 5,243,074,974 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $5,243,194
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
==========================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Adjustable Rate Note.

--------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                 $5,243,105         $1.00
 Undistributed Net Investment Income                                                                     --            --
 Accumulated Net Realized Gains                                                                          89            --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $5,243,194         $1.00
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
TREASURY MONEY MARKET FUND                                          YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS (106.0%)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill                                            4.405%-4.905%    12/2/1999           $ 304,561  $   304,521
U.S. Treasury Bill                                            4.497%-4.607%    12/9/1999             228,061      227,831
U.S. Treasury Bill                                                   4.693%   12/30/1999              88,000       87,669
U.S. Treasury Bill                                            4.691%-4.797%     1/6/2000             396,501      394,641
U.S. Treasury Bill                                            4.716%-5.359%    1/13/2000             580,000      576,451
U.S. Treasury Bill                                            5.214%-5.274%    1/20/2000             261,781      259,902
U.S. Treasury Bill                                            5.076%-5.101%     2/3/2000              90,000       89,196
U.S. Treasury Bill                                            5.102%-5.169%    2/10/2000             224,315      222,084
U.S. Treasury Bill                                            5.192%-5.218%    2/17/2000             235,000      232,388
U.S. Treasury Bill                                            5.171%-5.183%    2/24/2000             241,322      238,412
U.S. Treasury Bill                                            5.219%-5.265%     3/2/2000             309,613      305,552
U.S. Treasury Note                                                    5.50%    2/29/2000             310,000      310,221
U.S. Treasury Note                                                   5.625%    4/30/2000               7,412        7,416
U.S. Treasury Note                                                   5.875%    2/15/2000             233,000      233,305
U.S. Treasury Note                                                   6.375%    1/15/2000              45,000       45,082
U.S. Treasury Note                                                   6.375%    5/15/2000             466,614      468,726
U.S. Treasury Note                                                    6.75%    4/30/2000             238,000      239,343
U.S. Treasury Note                                                   6.875%    3/31/2000             505,000      507,592
U.S. Treasury Note                                                   7.125%    2/29/2000             115,000      115,544
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (COST $4,865,876)                                                                                            4,865,876
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-6.0%)                                                                        (273,262)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 4,592,226,392 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $4,592,614
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
==========================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                                            $4,865,876
Receivables for Investment Securities Sold                                                                        396,980
Other Assets--Note B                                                                                               48,365
                                                                                                           ---------------
   Total Assets                                                                                                 5,311,221
                                                                                                           ---------------
LIABILITIES
Payables for Investment Securities Purchased                                                                      693,523
Other Liabilities                                                                                                  25,084
                                                                                                           ---------------
   Total Liabilities                                                                                              718,607
                                                                                                           ---------------
NET ASSETS (100%)                                                                                              $4,592,614
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $4,592,246        $1.00
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Gains                                                                           368           --
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $4,592,614        $1.00
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. Expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------------------------------------------------
                                                                             PRIME            FEDERAL          TREASURY
                                                                      MONEY MARKET       MONEY MARKET      MONEY MARKET
                                                                              FUND               FUND              FUND
                                                                      ----------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30, 1999
                                                                      ----------------------------------------------------
                                                                             (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                            $1,989,475           $244,154          $205,285
                                                                      ----------------------------------------------------
        Total Income                                                     1,989,475            244,154           205,285
                                                                      ----------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                         4,718                584               535
        Management and Administrative                                       36,394              5,648             5,490
        Shareholder Account Maintenance(1)                                  72,567              8,288             7,152
        Marketing and Distribution(1)                                        8,595              1,060               977
    Custodian Fees                                                           1,050                 63                45
    Auditing Fees                                                               26                 10                 9
    Shareholders' Reports(1)                                                   800                 82                76
    Trustees' Fees and Expenses                                                 56                  7                 6
                                                                      ----------------------------------------------------
        Total Expenses                                                     124,206             15,742            14,290
        Expenses Paid Indirectly--Note C                                       (44)               (19)              (15)
                                                                      ----------------------------------------------------
        Net Expenses                                                       124,162             15,723            14,275
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    1,865,313            228,431           191,010
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                462                159               292
--------------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENT SECURITIES                                                       --                 --                --
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $1,865,775           $228,590          $191,302
==========================================================================================================================

(1)Expenses of the Prime Money Market Fund by Class are:
--------------------------------------------------------------------------------------------------------------------------
                                                                                               (000)
                                                                         -------------------------------------------------
                                                                           INVESTOR      INSTITUTIONAL
                                                                             SHARES             SHARES            TOTAL
--------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
    Shareholder Account Maintenance                                       $  72,326            $   241        $  72,567
    Marketing and Distribution                                                8,316                279            8,595
    Shareholders' Reports                                                       777                 23              800
                                                                         -------------------------------------------------
Total Class-Specific Expenses                                                81,419                543           81,962
All Other Fund Expenses                                                      40,754              1,490           42,244
--------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                         $122,173             $2,033         $124,206
==========================================================================================================================

See Note D in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Dividends from Net Investment Income generally equal the net income earned as shown under the Operations section. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. Dividends and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------------------------------------------------
                                                                                             PRIME MONEY MARKET FUND
                                                                                             YEAR ENDED NOVEMBER 30,
                                                                                      ------------------------------------
                                                                                               1999                1998
                                                                                              (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                              $  1,865,313        $  1,612,115
    Realized Net Gain (Loss)                                                                    462                (414)
    Unrealized Appreciation (Depreciation)                                                       --                  --
                                                                                      ------------------------------------
        Net Increase in Net Assets Resulting from Operations                              1,865,775           1,611,701
                                                                                      ------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
    Investor Shares                                                                      (1,797,001)         (1,566,704)
    Institutional Shares                                                                    (68,312)            (45,411)
                                                                                      ------------------------------------
        Total Dividends                                                                  (1,865,313)         (1,612,115)
                                                                                      ------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES (AT $1.00)
    Issued                                                                               50,885,818          40,996,560
    Issued in Lieu of Cash Distributions                                                  1,727,975           1,502,710
    Redeemed                                                                            (46,916,245)        (35,246,336)
                                                                                      ------------------------------------
        Net Increase--Investor Shares                                                     5,697,548           7,252,934
                                                                                      ------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES (AT $1.00)
    Issued                                                                                3,264,695           1,343,463
    Issued in Lieu of Cash Distributions                                                     62,112              43,052
    Redeemed                                                                             (2,693,960)         (1,194,286)
                                                                                      ------------------------------------
        Net Increase--Institutional Shares                                                  632,847             192,229
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                        6,330,857           7,444,749
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                    34,875,327          27,430,578
                                                                                      ------------------------------------
    End of Year                                                                         $41,206,184         $34,875,327
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                       FEDERAL MONEY MARKET FUND             TREASURY MONEY MARKET FUND
                                                    ------------------------------        --------------------------------
                                                                           YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------------------------------
                                                           1999               1998               1999              1998
                                                          (000)              (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                           $   228,431        $   196,905        $   191,010       $   176,087
    Realized Net Gain (Loss)                                159                  8                292               117
    Unrealized Appreciation (Depreciation)                   --                 --                 --                --
                                                    ----------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                   228,590            196,913            191,302           176,204
                                                    ----------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME                   (228,431)          (196,905)          (191,010)         (176,087)
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (AT $1.00)
    Issued                                            4,831,291          3,829,342          4,821,379         4,266,305
    Issued in Lieu of Cash Distributions                220,153            189,680            183,629           168,890
    Redeemed                                         (4,071,311)        (3,251,422)        (4,354,937)       (3,729,654)
                                                    ----------------------------------------------------------------------
        Net Increase from Capital Share Transactions    980,133            767,600            650,071           705,541
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                      980,292            767,608            650,363           705,658
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                 4,262,902          3,495,294          3,942,251         3,236,593
                                                    ----------------------------------------------------------------------
    End of Year                                      $5,243,194         $4,262,902         $4,592,614        $3,942,251
==========================================================================================================================

FINANCIAL HIGHLIGHTS

Each fund's objective is to maintain a constant NAV of $1.00 per share by distributing all of its income and avoiding capital gains or losses. The financial highlights table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets for each fund or class of shares. These data will help you assess the variability of net income returns from year to year and how much it costs to operate the fund.

--------------------------------------------------------------------------------------------------------------------------
                                                                        PRIME MONEY MARKET FUND INVESTOR SHARES
                                                                                YEAR ENDED NOVEMBER 30,
                                                              ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .049         .053         .053         .052         .057
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --           --
                                                              ------------------------------------------------------------
        Total from Investment Operations                        .049         .053         .053         .052         .057
                                                              ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.049)       (.053)       (.053)       (.052)       (.057)
    Distributions from Realized Capital Gains                     --           --           --            --          --
                                                              ------------------------------------------------------------
        Total Distributions                                    (.049)       (.053)       (.053)       (.052)       (.057)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
==========================================================================================================================

TOTAL RETURN                                                   4.97%        5.42%        5.41%        5.31%        5.82%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $39,430      $33,732      $26,480      $22,218      $18,764
    Ratio of Total Expenses to Average Net Assets              0.33%        0.33%        0.32%        0.32%        0.32%
    Ratio of Net Investment Income to Average Net Assets       4.85%        5.28%        5.28%        5.18%        5.64%
==========================================================================================================================


--------------------------------------------------------------------------------------------------------------------------
                                                                      PRIME MONEY MARKET FUND INSTITUTIONAL SHARES
                                                                           YEAR ENDED NOVEMBER 30,
                                                              ---------------------------------------------    OCT. 28* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1999         1998         1997        1996   NOV. 30, 1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $1.00        $1.00        $1.00        $1.00        $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .050         .055         .054         .054         .005
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --           --
                                                              ------------------------------------------------------------
        Total from Investment Operations                        .050         .055         .054         .054         .005
                                                              ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.050)       (.055)       (.054)       (.054)       (.005)
    Distributions from Realized Capital Gains                     --           --           --           --           --
                                                              ------------------------------------------------------------
        Total Distributions                                    (.050)       (.055)       (.054)       (.054)       (.005)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $1.00        $1.00        $1.00        $1.00        $1.00
==========================================================================================================================

TOTAL RETURN                                                   5.15%        5.61%        5.59%        5.49%        0.53%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                      $1,776       $1,143         $951         $910         $793
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%      0.15%**
    Ratio of Net Investment Income to Average Net Assets       5.04%        5.46%        5.44%        5.35%      5.65%**
==========================================================================================================================

 *Inception.
**Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                              FEDERAL MONEY MARKET FUND
                                                                                YEAR ENDED NOVEMBER 30,
                                                              ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .048         .052         .052         .051         .056
    Net Realized and Unrealized Gain (Loss) on Investments        --           --            --           --          --
                                                              ------------------------------------------------------------
        Total from Investment Operations                        .048         .052         .052         .051         .056
                                                              ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.048)       (.052)       (.052)       (.051)       (.056)
    Distributions from Realized Capital Gains                     --            --          --           --           --
                                                              ------------------------------------------------------------
        Total Distributions                                    (.048)       (.052)       (.052)       (.051)       (.056)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
==========================================================================================================================

TOTAL RETURN                                                   4.89%        5.35%        5.35%        5.26%        5.77%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $5,243       $4,263       $3,495       $3,100       $2,637
    Ratio of Total Expenses to Average Net Assets              0.33%        0.33%        0.32%        0.32%        0.32%
    Ratio of Net Investment Income to Average Net Assets       4.79%        5.21%        5.22%        5.13%        5.61%
==========================================================================================================================


--------------------------------------------------------------------------------------------------------------------------
                                                                              TREASURY MONEY MARKET FUND
                                                                                YEAR ENDED NOVEMBER 30,
                                                              ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .044         .050         .050         .050         .053
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --            --          --
                                                              ------------------------------------------------------------
        Total from Investment Operations                        .044         .050         .050         .050         .053
                                                              ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.044)       (.050)       (.050)       (.050)       (.053)
    Distributions from Realized Capital Gains                     --           --           --           --           --
                                                              ------------------------------------------------------------
        Total Distributions                                    (.044)       (.050)       (.050)       (.050)       (.053)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
==========================================================================================================================

TOTAL RETURN                                                   4.51%        5.06%        5.10%        5.11%        5.47%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $4,593       $3,942       $3,237       $2,917       $2,527
    Ratio of Total Expenses to Average Net Assets              0.33%        0.33%        0.32%        0.32%        0.32%
    Ratio of Net Investment Income to Average Net Assets       4.41%        4.94%        4.98%        4.99%        5.33%
==========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Money Market Funds comprise the Prime Money Market Fund, Federal Money Market Fund, and Treasury Money Market Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Prime Money Market Fund invests in short-term debt instruments of companies primarily operating in specific industries; the issuers' abilities to meet their obligations may be affected by economic developments in such industries. The Federal Money Market Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities. The Treasury Money Market Fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Securities are valued at amortized cost, which approximates market value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Dividends from net investment income are declared daily and paid on the first business day of the following month.

      4. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder accounting, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At November 30, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

----------------------------------------------------------------------------------------------------------------
                                              CAPITAL CONTRIBUTED          PERCENTAGE            PERCENTAGE
                                                  TO VANGUARD             OF PORTFOLIO          OF VANGUARD'S
            MONEY MARKET FUND                        (000)                 NET ASSETS          CAPITALIZATION
----------------------------------------------------------------------------------------------------------------
            Prime                                    $8,513               0.02%                   8.5%
            Federal                                   1,090               0.02                    1.1
            Treasury                                    944               0.02                    1.0
----------------------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 1999, custodian fee offset arrangements reduced expenses by:

----------------------------------------------------------------------------------------------------------------
                                                                                            EXPENSE REDUCTION
            MONEY MARKET FUND                                                                     (000)
----------------------------------------------------------------------------------------------------------------
            Prime                                                                                  $44
            Federal                                                                                 19
            Treasury                                                                                15
----------------------------------------------------------------------------------------------------------------

D. The Prime Money Market Fund offers two classes of shares, the Investor Shares and the Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. For the year ended November 30, 1999, class-specific expenses of the Investor Shares and Institutional Shares represented effective annual rates of 0.22% and 0.04%, respectively, of their average net assets. Income, expenses not attributable to a specific class, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees of
Vanguard Money Market Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Money Market Fund, Federal Money Market Fund and Treasury Money Market Fund (hereafter referred to as the "Funds") at November 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 2000

The People Who Govern Your Fund

     The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.


TRUSTEES
JOHN C. BOGLE - (1967) Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson, Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON - Legal Department.
ROBERT A. DiSTEFANO - Information Technology.
JAMES H. GATELY - Individual Investor Group.
KATHLEEN C. GUBANICH - Human Resources.
IAN A. MacKINNON - Fixed Income Group.
F. WILLIAM McNABB, III - Institutional Investor Group.
MICHAEL S. MILLER - Planning and Development.
RALPH K. PACKARD - Chief Financial Officer.
GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[PHOTO]

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


Q300-01/21/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.